EXHIBIT 15
                               Powers of Attorney

                                POWER OF ATTORNEY


  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


  WITNESS my hand and seal on the date set forth below.



/s/Richard H. Booth             Director                        July 12, 1995
___________________
Richard H. Booth


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

                                POWER OF ATTORNEY

  I, the undersigned Chairman of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacities indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


  WITNESS my hand and seal on the date set forth below.





/s/ Robert W. Fiondella       Chairman of the Board           July 12, 1995
_______________________       and President
Robert W. Fiondella           PHL Variable Insurance Company

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

                                POWER OF ATTORNEY


  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.





/s/Joseph E. Kelleher             Director                        July 12, 1995
_____________________
Joseph E. Kelleher



phl\554

                                POWER OF ATTORNEY


  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.

/s/Philip R. McLoughlin              Director                     July 12, 1995
_______________________
Philip R. McLoughlin


phl\551

                                POWER OF ATTORNEY

  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.

/s/Charles J. Paydos           Director                        July 12, 1995
____________________
Charles J. Paydos


phl\550

                                POWER OF ATTORNEY

  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.

/s/David W. Searfoss               Director                        July 12, 1995
____________________
David W. Searfoss


phl\555

                                POWER OF ATTORNEY

  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.

/s/Simon Y. Tan               Director                        July 12, 1995
_______________
Simon Y. Tan


phl\556

                                POWER OF ATTORNEY


  I, the undersigned member of the Board Directors of PHL Variable Insurance Company, hereby constitute and appoint Keith D. Robbins and Patricia O. McLaughlin my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

  WITNESS my hand and seal on the date set forth below.


/s/Dona D. Young               Director                        July 12, 1995
________________
Dona D. Young

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